UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

FVCBankcorp, Inc.

(Exact name of registrant as specified in its charter)

Virginia	001-38647	47-5020283
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Number)

11325 Random Hills Road

Fairfax, Virginia 22030

(Address of Principal Executive Offices) (Zip Code)

(703) 436-3800

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on Which Registered:
Common Stock, $0.01 par value	FVCB	The Nasdaq Stock Market, LLC

Item 7.01	Regulation FD Disclosure

The Registrant reported that on September 10, 2020 it is attending the Raymond James 2020 U.S. Bank Conference. During the conference, the Registrant will hold a series of meetings with institutional investors. A copy of the investor presentation materials are being furnished as an exhibit to this report and are incorporated by reference into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)                                     Exhibits.

Exhibit No.	Description

99.1	Investor Presentation Materials
104	The cover page from the Company’s Form 8-K with a date on report of September 10, 2020, formatted in Inline Extensible Business Reporting Language (included with Exhibit 101).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FVCBANKCORP, INC.

By:	/s/ Jennifer L. Deacon
Jennifer L. Deacon, Executive Vice President and Chief Financial Officer

Dated: September 10, 2020